Other Liabilities	6 Months Ended
Jun. 30, 2024
Other Liabilities [Abstract]
Other liabilities
12.	Other liabilities

	As of June 30, 2024 (unaudited)	As of December 31, 2023
	(in €)

Liabilities to commercial partner	—	2,784,231
Miscellaneous other liabilities	174,325	101,542
Total	174,325	2,885,773

As of June 30, 2024, a subsidiary of Cencora which acts as the U.S. distributor for the Company, returned products to the Company and the Company repaid funds previously paid by Cencora, thereby extinguishing liabilities to commercial partners.

In accordance with IFRS 15, InflaRx recognizes revenue when control of product is transferred to the end customers (hospitals). Therefore, InflaRx recognizes a liability in liabilities to commercial partner, when the product is in the distributer’s warehouse until the product is sold to an end customer. For each unit sold to the end customers, this liability is reduced with a corresponding amount recognized in revenue.